U.S. SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                         _______________________________

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: December 2, 2002


                           NEOMEDIA TECHNOLOGIES, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)



       DELAWARE                       0-21743                   36-3680347
--------------------------  ----------------------------- ----------------------
    (State or Other         (Commission File Number)          (IRS Employer
      Jurisdiction             Identification No.)
     Incorporation)



   2201 SECOND STREET, SUITE 402, FORT MYERS, FLORIDA              33901
        (Address of Principal Executive Offices)                (Zip Code)
--------------------------------------------------------- ----------------------
                    (239) - 337-3434
    (Registrant's Telephone Number, including Area Code
---------------------------------------------------------

ITEM 5. OTHER EVENTS.
---------------------

      On December 2, 2002, NeoMedia Technologies, Inc. a Delaware corporation (the "Company") issued to Michael Kesselbrenner, a private investor (the "Investor"), a Promissory Note (the "Promissory Note") in the principal amount of $165,000, bearing interest at a rate of 12% per annum, with a maturity of 150 days. The Company will pay an administrative fee of $16,500 and legal fees of $10,000 relating to the issuance of the Promissory Note, resulting in net proceeds to the Company of $138,500.

      In connection with the default provision of the Promissory Note, the Company entered into a Pledge Agreement, dated December 2, 2002 (the "Pledge Agreement"), by and between the Company and the investor under which the Company issued 53,620,023 shares to an unrelated third party escrow agent as collateral for the Promissory Note. In the event of default, the third party would issue the shares from escrow to the Investor, and the Company would issue additional shares as required to increase the Investor's ownership of securities of the Company to equal 51% of the Company's fully-diluted outstanding shares at the time of such default.


ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
--------------------------------------------------------------------------

EXHIBIT NO.    DESCRIPTION                        LOCATION
-------------  ---------------------------------  ------------------------------

99.1           Promissory Note, dated December    Provided herewith
               2, 2002, in the principal amount
               of $165,000, payable to Michael
               Kesselbrenner.

99.2           Pledge Agreement, dated December   Provided herewith
               2, 2002, by and between the
               Company and Michael Kesselbrenner

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NeoMedia Technologies, Inc.


Date: December 3, 2002                 By:/s/ Charles T. Jensen
      ----------------                    ----------------------
                                       Charles T. Jensen, President, Chief
                                       Operating Officer, Acting Chief Executive
                                       Officer and Director

                                  EXHIBIT 99.1


                         NON NEGOTIABLE PROMISSORY NOTE



                                DECEMBER 2, 2002

JERSEY CITY, NEW JERSEY                                           $165,000.00


      FOR VALUE RECEIVED, the undersigned, NEOMEDIA TECHNOLOGIES INC., incorporated and existing under the laws of the State of Delaware with a principal office located at 2201 Second Street - Suite 402, Fort Myers, Florida 33901 (the "COMPANY"), promises to pay MICHAEL KESSELBRENNER (the "HOLDER") at 1 West Ridgewood Avenue, Suite 303, Paramus, New Jersey 07652 or other address as the Holder shall specify in writing, the principal sum of ONE HUNDRED SIXTY FIVE THOUSAND (U.S.) DOLLARS AND 00/100 ($165,000.00), of which Eighty Five Thousand Dollars ($85,000) shall be funded on the date hereof, together with interest thereon at the rate of twelve percent (12%) per annum and will be payable pursuant to the following terms:

      1. AMOUNT OF NOTE. The face amount of this Non Negotiable Promissory Note (this "Note") plus interest at the rate of twelve percent (12%) per annum shall be payable to the Holder within one hundred fifty (150) days from the date hereof.

      2. WAIVER AND CONSENT. To the fullest extent permitted by law and except as otherwise provided herein, the Company waives demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold the Company liable with respect to this Note.

      3. COSTS, INDEMNITIES AND EXPENSES. The Company agrees to pay all reasonable fees and costs incurred by the Holder in collecting or securing or attempting to collect or secure this Note, including reasonable attorneys' fees and expenses, whether or not involving litigation and/or appellate or bankruptcy proceedings. The Company agrees to pay any documentary stamp taxes, intangible taxes or other taxes which may now or hereafter apply to this Note or any payment made in respect of this Note, and the Company agrees to indemnify and hold the Holder harmless from and against any liability, costs, attorneys' fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred.

      4.    EVENT OF DEFAULT.
            -----------------

      (a) Upon an Event of Default (as defined below), the entire principal balance and accrued interest outstanding under this Note, and all other obligations of the Company under this Note, shall be immediately due and payable without any action on the part of the Holder, and the Holder shall be entitled to seek and institute any and all remedies available to it. No remedy conferred under this Note upon the Holder is intended to be exclusive of any other remedy available to the Holder, pursuant to the terms of this Note or otherwise. No single or partial exercise by the Holder of any right, power or remedy hereunder shall preclude any other or further exercise thereof. The failure of the Holder to exercise any right or remedy under this Note or otherwise, or delay in exercising such right or remedy, shall not operate as a waiver thereof. An "EVENT OF DEFAULT" shall be deemed to have occurred upon the occurrence of any of the following: (i) the Company should fail for any reason or for no reason to make payment of the outstanding principal balance plus accrued interest pursuant to this Note within the time prescribed herein or the Company breaches or fails to satisfy any other obligation or requirement of the Company under this Note; or (ii) an event of default occurs under the terms of that certain Pledge Agreement (the "PLEDGE AGREEMENT") of even date herewith among the Holder and the Company; or (iv) any proceedings under any bankruptcy laws of the United States of America or under any insolvency, reorganization, receivership, readjustment of debt, dissolution, liquidation or any similar law or statute of any jurisdiction now or hereinafter in effect (whether in law or at equity) is filed by or against the Company or for all or any part of its property.

      (b) If an Event of Default occurs the Company shall issue to the Holder as outlined in the Pledge Agreement "non-dilutive" shares of the Company's
Common Stock in an amount equal to fifty one percent (51%) of the total outstanding and voting Common Stock of the Company on a fully diluted basis.

      (c) In the event the shares of the Company's Common Stock held pursuant to the Pledge Agreement dated the date hereof upon release to Holder do not equal fifty one percent (51%) of the total outstanding and voting Common Stock of the Company on a fully diluted basis, the Company shall issue to the Holder with in two (2) days from the date thereof shares of the Company's Common Stock, in excess of those released to the Holder, so that the total number of shares issued to the Holder equal fifty one percent (51%) of the total outstanding and voting Common Stock of the Company on a fully diluted basis.

      5. PROHIBITION ON ISSUANCES OF ADDITIONAL SHARES OF COMMON STOCK, CONSOLIDATION OR MERGER.

      (a) As long as principal or interest under this Note remains outstanding, the Company shall not, without the prior written consent of the Holder which shall not be unreasonably withheld, issue or sell any capital stock of the Company except for (i) any issuances for which the proceeds will be used to pay off the Company's obligations hereunder or (ii) any issuance to pay off or settle obligations of the Company. Prior to the issuance of any such capital stock, the Company shall issue an additional number of shares of Common Stock to the Holder such that the Holder shall at all times have fifty one percent (51%) of the outstanding Common Stock of the Company on a fully diluted basis.

      (b) As long as principal or interest under the Promissory Note remains outstanding, the Company shall not effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity.

      6. MAXIMUM INTEREST RATE. In no event shall any agreed to or actual interest charged, reserved or taken by the Holder as consideration for this Note exceed the limits imposed by New Jersey law. In the event that the interest provisions of this Note shall result at any time or for any reason in an effective rate of interest that exceeds the maximum interest rate permitted by applicable law, then without further agreement or notice the obligation to be fulfilled shall be automatically reduced to such limit and all sums received by the Holder in excess of those lawfully collectible as interest shall be applied against the principal of this Note immediately upon the Holder's receipt thereof, with the same force and effect as though the Company had specifically designated such extra sums to be so applied to principal and the Holder had agreed to accept such extra payment(s) as a premium-free prepayment or prepayments.

      7. CANCELLATION OF NOTE. Upon the repayment by the Company of all of its obligations hereunder to the Holder, including, without limitation, the face amount of this Note, plus accrued but unpaid interest, the indebtedness evidenced hereby shall be deemed canceled and paid in full. Except as otherwise required by law or by the provisions of this Note, payments received by the Holder hereunder shall be applied first against expenses and indemnities, next against interest accrued on this Note, and next in reduction of the outstanding principal balance of this Note.

      8. SECURITY. The Company's obligations under this Note and all amounts due hereunder are secured by the Pledge Agreement.

      9. SEVERABILITY. If any provision of this Note is, for any reason, invalid or unenforceable, the remaining provisions of this Note will nevertheless be valid and enforceable and will remain in full force and effect. Any provision of this Note that is held invalid or unenforceable by a court of competent jurisdiction will be deemed modified to the extent necessary to make it valid and enforceable and as so modified will remain in full force and effect.

      10. AMENDMENT AND WAIVER. This Note is non negotiable and may be amended, or any provision of this Note may be waived, provided that any such amendment or waiver will be binding on a party hereto only if such amendment or waiver is set forth in a writing executed by the parties hereto. The waiver by any such party hereto of a breach of any provision of this Note shall not operate or be construed as a waiver of any other breach.

      11. SUCCESSORS. Except as otherwise provided herein, this Note shall bind and inure to the benefit of and be enforceable by the parties hereto and their permitted successors and assigns.

      12. ASSIGNMENT. This Note shall not be directly or indirectly assignable or delegable by the Company.

      13. NO STRICT CONSTRUCTION. The language used in this Note will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

      14. FURTHER ASSURANCES. Each party hereto will execute all documents and take such other actions as the other party may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Note.

      15. NOTICES, CONSENTS, ETC. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

--------------------------------------------------------------------------------
If to the Company:                         Neomedia Technologies Inc.
--------------------------------------------------------------------------------
                                           2201 Second Street - Suite 402
--------------------------------------------------------------------------------
                                           Fort Meyers, Florida 33901
--------------------------------------------------------------------------------
                                           Attention: Charles T. Jensen
--------------------------------------------------------------------------------
                                           Telephone: (941) 337-3434
--------------------------------------------------------------------------------
                                           Facsimile: (941) 337-3668
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
With Copies to:                            Kirkpatrick & Lockhart LLP
--------------------------------------------------------------------------------
                                           Miami Center, Suite 2000
--------------------------------------------------------------------------------
                                           201 S. Biscayne Boulevard
--------------------------------------------------------------------------------
                                           Miami, Florida 33131
--------------------------------------------------------------------------------
                                           Attention: Clayton E. Parker, Esq
--------------------------------------------------------------------------------
                                           Telephone: (305) 539-3306
--------------------------------------------------------------------------------
                                           Facsimile: (305) 358-7095
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If to Holder:                              Michael Kesselbrenner
--------------------------------------------------------------------------------
                                           1 West Ridgewood Avenue - Suite 303
--------------------------------------------------------------------------------
                                           Paramus, New Jersey 07652
--------------------------------------------------------------------------------
                                           Telephone: (201) 689-9400
--------------------------------------------------------------------------------
                                           Facsimile: (201) 689-9404
--------------------------------------------------------------------------------

      or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) trading days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

      16. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The Holder's remedies provided in this Note shall be cumulative and in addition to all other remedies available to the Holder under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of the Holder contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the Holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Note. Every right and remedy of the Holder under any document executed in connection with this transaction, including but not limited to this Note and the Pledge Agreement or under applicable law may be exercised from time to time and as often as may be deemed expedient by the Holder. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, and specific performance without the necessity of showing economic loss and without any bond or other security being required.

      17. GOVERNING LAW; JURISDICTION. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New Jersey. Each party hereby irrevocably submits to the exclusive jurisdiction of the Superior Courts of the State of New Jersey, sitting in the city of Jersey City, Hudson County, New Jersey and the Federal District Court for the District of New Jersey sitting in Newark, New Jersey, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

      18.   NO  INCONSISTENT  AGREEMENTS.   None  of  the  parties  hereto  will
hereafter enter into any agreement which is inconsistent with the rights granted to the parties in this Note.

      19. THIRD PARTIES. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the parties to this Note and their respective permitted successor and assigns, any rights or remedies under or by reason of this Note.

      20. COMMITMENT FEE. As a commitment fee for the Holder to loan the monies to the Company hereunder, the Company shall pay to Cornell Capital Partners, LP upon execution hereof, a commitment fee of Sixteen Thousand Five Hundred (U.S.) dollars ($16,500).

      21. LEGAL FEE. The Company shall pay Butler Gonzalez, LLP, upon the execution hereof, a legal fee of Ten Thousand (U.S.) dollars ($10,000).

      22. WAIVER OF JURY TRIAL. AS A MATERIAL INDUCEMENT FOR THE HOLDER TO LOAN TO THE COMPANY THE MONIES HEREUNDER, THE COMPANY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

      23. ENTIRE AGREEMENT. This Note (including the recitals hereto) and the Pledge Agreement set forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Note is executed by the undersigned as of the date hereof.


                                     NEOMEDIA TECHNOLOGIES INC.

                                     By:/s/ Charles T. Jensen
                                        -----------------------------
                                     Name: Charles T. Jensen
                                     Its:  President and Chief Operating Officer

                                  EXHIIBIT 99.2

                                PLEDGE AGREEMENT

      THIS PLEDGE AGREEMENT ("AGREEMENT") dated as of December 2, 2002, is given, by NEOMEDIA TECHNOLOGIES INC., a Delaware Corporation (the "PLEDGOR" and/or the "COMPANY"), in favor of MICHAEL KESSELBRENNER ("KESELBRENNER"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in a Non Negotiable Promissory Note of even date herewith given by the Company to Kesselbrenner (as amended, restated, supplemented or otherwise modified from time to time, the "PROMISSORY NOTE").


                                    WHEREAS:

      A. The Pledgor and Kesselbrenner wish to provide for the funding contemplated under the Promissory Note in the amount of One Hundred Sixty Five Thousand (U.S.) Dollars ($165,000).

      B. To induce Kesselbrenner to enter into the Promissory Note, the Pledgor has agreed to secure their obligations under the Promissory Note by a pledge to Kesselbrenner and grant a first-priority security interest to Kesselbrenner of "non-dilutive" shares of the Company's Common Stock in an amount equal to fifty one percent (51%) of the total outstanding and voting Common Stock of the Company on a fully diluted basis, shares of the Company's common stock par value $0.01 per share (the "PLEDGED STOCK") which are authorized and issued to Kesselbrenner and delivered to Kirkpatrick & Lockhart, LLP as set forth in Section 2 hereof. The Pledged Stock is more fully described on EXHIBIT A attached hereto constitutes fifty one percent (51%) of the total outstanding and voting Common Stock of the Company on a fully diluted basis.

      C. The Pledgor acknowledges that without this Agreement Kesselbrenner would not be willing to enter into the Promissory Note.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

            1. RECITALS. The above recitals are true and correct and same are incorporated into this Agreement by this reference.

            2. PLEDGE OF STOCK; GRANT OF SECURITY INTEREST. (a) For value received the Pledgor hereby grants a first-priority security interest in and to Kesselbrenner, and have delivered to Kirkpatrick and Lockhart LLP, counsel to the Company, certificates representing or deposited, the Pledged Stock, to secure the payment and performance of all obligations of the Company to Kesselbrenner under the Promissory Note (the aforesaid obligations and liabilities of the Company being herein called the "SECURED OBLIGATIONS", and all of the documents, agreements and instruments between the Pledgor and/or Kesselbrenner evidencing or otherwise pertaining to, the Secured Obligations being herein collectively called the "OPERATIVE DOCUMENTS"). The Pledgor unconditionally agrees that if the Company fails for any reason or for no reason to repay Kesselbrenner all amounts owed under the Promissory Note within the period of time provided in the Promissory Note, that Kesselbrenner shall have the right to request that Kirkpatrick and Lockhart, LLP transfer such Pledged Stock to Kesselbrenner, so that Kesselbrenner can take and/or sell the Pledged Stock.

      (b) In the event the Pledged Stock upon release to Kesselbrenner does not equal fifty one percent (51%) on a non-diluted basis of the total outstanding and voting Common Stock of the Company on a fully diluted basis, the Company shall issue to Kesselbrenner with in two (2) days from the date thereof shares of the Company's Common Stock, in excess of those released to Kesselbrenner, so that the total number of shares issued to Kesselbrenner equal fifty one percent (51%) on a non-diluted basis of the total outstanding and voting Common Stock of the Company.

            3. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants to, and agree with, Kesselbrenner as follows:

      a. The Pledged Stock is represented by the stock certificate or certificates described on Exhibit A attached hereto under the Kesselbrenner's name, as applicable, have been delivered to Kirkpatrick and Lockhart, LLP by the Pledgor. In the Event of Default, Kirkpatrick & Lockhart, LLP, as defined in the Promissory Note upon notice by Kesselbrenner shall transfer such Pledged Stock to Kesselbrenner. The Pledged Stock was validly issued, and upon an Event of Default shall be fully paid and non-assessable. The Pledged Stock is not subject to any voting agreement, voting trust or similar agreement or arrangement. The shares of Pledged Stock are restricted securities as such term is defined in Rule 144 of the Securities Act of 1933. The Pledged Stock is free and clear of any and all restrictions, liens and encumbrances other than those in favor of Kesselbrenner. The Pledgor further covenant and agree to keep the Pledged Stock free and clear of any and all restrictions liens and encumbrances other than those in favor of Kesselbrenner. If an Event of Default occurs the Pledgor shall not take any action to hinder or prevent the transfer of the Pledged Stock to Kesselbrenner. Furthermore, as long as the principal balance of the Promissory
Note is due and outstanding the Pledgor shall not transfer the Pledged Stock from Kirkpatrick & Lockhart, LLP.

      b. The Pledgor has full power, right and authority to enter into and perform its obligations under this Agreement, and this Agreement has been duly executed and delivered by the Pledgor and constitutes the valid and binding obligations of the Pledgor and is enforceable against the Pledgor in accordance with its terms. No permits, approvals or consents of or notifications to (1) any governmental entities or (2) any other persons or entities are necessary in connection with the execution, delivery and performance by the Pledgor of this Agreement and the consummation by the Pledgor of the actions contemplated hereby. Neither the execution and delivery of this Agreement by the Pledgor nor the performance by any of them of the actions contemplated hereby will:

                       i. violate or conflict with or result in a breach of any provision of any law, statute, rule, regulation, order, permit, judgment, ruling, injunction, decree or other decision (collectively, "Rules") of any court or other tribunal or any governmental entity or agency binding on a Pledgor or the Pledgor's properties, or conflict with or cause an event of default under any contract or agreement of a Pledgor; or

                       ii.   require  any  authorization,   consent,   approval,
exemption or other action by or notice to any court, administrative or governmental body, person, entity or any other third party.

            4. TITLE; STOCK RIGHTS, DIVIDENDS, ETC. After an Event of Default the Pledgor will warrant and defend Kesselbrenner 's title to the Pledged Stock, and the lien herein created, against all claims of all persons, and will maintain and preserve such security interest. It is understood and agreed that the collateral hereunder includes any stock rights, stock dividends, liquidating dividends, new securities, payments, distributions and proceeds (including cash dividends and sale proceeds) and other property to which the Pledgor may become entitled by reason of the ownership of the Pledged Stock during the existence of this Agreement, and any such property received by the Pledgor shall be held in trust and forthwith delivered to Kirkpatrick & Lockhart, LLP to be held hereunder in accordance with the terms of this Agreement.

            5.    EVENTS OF DEFAULT;  REMEDIES. Upon the occurrence of any Event of Default under the Promissory Note, Kesselbrenner shall have all of the rights and remedies provided by law and/or by this Agreement, including but not limited to all of the rights and remedies of a secured party under the New Jersey Uniform Commercial Code, and the Pledgor hereby authorize Kirkpatrick and Lockhart, LLP to release all of the Pledged Stock to Kesselbrenner for Kesselbrenner to sell all or any part of the Pledged Stock at public or private sale and to apply the proceeds of such sale to the costs and expenses thereof (including the reasonable attorneys' fees and disbursements incurred by Kesselbrenner ) and then to the payment of the other Secured Obligations as set forth below. Any requirement of reasonable notice shall be met if Kesselbrenner sends such notice to the Pledgor within one (1) Trading Day of the date of sale, disposition or other event giving rise to the required notice. The Pledgor expressly authorizes such sale or sales of the Pledged Stock in advance of and to the exclusion of any sale or sales of or other realization upon owed to Kesselbrenner. Kesselbrenner shall be under no obligation to reserve rights against prior parties.

            6. ADDITIONAL REMEDIES. Upon the occurrence of an Event of Default under the Promissory Note, Kesselbrenner shall become the outright owner of the Pledged Stock.

            7. TERMINATION. This Agreement shall terminate upon the performance and satisfaction of the Secured Obligations, and upon such termination Kesselbrenner shall assign, transfer and deliver without recourse and without warranty the Pledged Stock to the Pledgor (and any property received in respect thereof). Notwithstanding anything to the contrary herein, so long as the Secured Obligations is zero or would be made zero simultaneously with the termination hereof, the Pledgor shall have the right to terminate this Agreement at any time by providing written notice of such termination to Kesselbrenner and upon such termination, Kesselbrenner shall assign, transfer and deliver without recourse or without warranties the Pledged Stock to the Pledgor or any property received in respect thereof and shall instruct Kirkpatrick & Lockhart, LLP to release the Pledged Stock to the Pledgor.

            8. SEVERABILITY. If any provision of this Agreement is, for any reason, invalid or unenforceable, the remaining provisions of this Agreement will nevertheless be valid and enforceable and will remain in full force and effect. Any provision of this Agreement that is held invalid or unenforceable by a court of competent jurisdiction will be deemed modified to the extent necessary to make it valid and enforceable and as so modified will remain in full force and effect.

            9. AMENDMENT AND WAIVER. This Agreement may be amended, or any provision of this Agreement may be waived, provided that any such amendment or waiver will be binding on a party hereto only if such amendment or waiver is set forth in a writing executed by the parties hereto. The waiver by any such party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other breach.

            10.   SUCCESSORS.   Except  as  otherwise   provided  herein,   this
Agreement shall bind and inure to the benefit of and be enforceable by the parties and their successors and assigns.

            11. ASSIGNMENT. This Agreement shall not be directly or indirectly assignable or delegable by the Pledgor.

            12. NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

            13. FURTHER ASSURANCES. Each party hereto will execute all documents and take such other actions as the other parties may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Agreement.

            14. Notices, Consents, etc. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

--------------------------------------------------------------------------------
If to the Pledgor:                          Neomedia Technologies Inc.
--------------------------------------------------------------------------------
                                            2201 Second Street - Suite 402
--------------------------------------------------------------------------------
                                            Fort Meyers, Florida 33901
--------------------------------------------------------------------------------
                                            Attention:  Charles T. Jensen
--------------------------------------------------------------------------------
                                            Telephone:  (941) 337-3434
--------------------------------------------------------------------------------
                                            Facsimile:  (941) 337-3668
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
With Copies to:                             Kirkpatrick & Lockhart LLP
--------------------------------------------------------------------------------
                                            Miami Center, Suite 2000
--------------------------------------------------------------------------------
                                            201 S. Biscayne Boulevard
--------------------------------------------------------------------------------
                                            Miami, Florida 33131
--------------------------------------------------------------------------------
                                            Attention:  Clayton E. Parker, Esq.
--------------------------------------------------------------------------------
                                            Telephone:  (305) 539-3306
--------------------------------------------------------------------------------
                                            Facsimile:  (305) 358-7095
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If to Holder:                               Michael Kesselbrenner
--------------------------------------------------------------------------------
                                            1 West Ridgewood Avenue, Suite 303
--------------------------------------------------------------------------------
                                            Paramus, New Jersey 07652
--------------------------------------------------------------------------------
                                            Telephone:  (201) 689-9400
--------------------------------------------------------------------------------
                                            Facsimile:  (201) 689-9404
--------------------------------------------------------------------------------

      or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) trading days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

            15. REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. Kesselbrenner 's remedies provided in this Agreement shall be cumulative and in addition to all other remedies available to Kesselbrenner under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of Kesselbrenner contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit Kesselbrenner 's right to pursue actual damages for any failure by the Pledgor to comply with the terms of this Agreement. Every right and remedy of Kesselbrenner under any Operative Document, the Promissory Note or under applicable law may be exercised from time to time and as often as may be deemed expedient by Kesselbrenner. The Pledgor acknowledges that a breach by the Pledgor of its obligations hereunder or the Operative Documents will cause irreparable harm to Kesselbrenner and that the remedy at law for any such breach may be inadequate. The Pledgor therefore agree that, in the event of any such breach or threatened breach by a Pledgor, Kesselbrenner shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, or specific performance without the necessity of showing economic loss and without any bond or other security being required.

            16. GOVERNING LAW; JURISDICTION. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New Jersey. Each party hereby irrevocably submits to the exclusive jurisdiction of the Superior Courts of the State of New Jersey, sitting in the city of Jersey City, Hudson County, New Jersey and the Federal District Court for the District of New Jersey sitting in Newark, New Jersey, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

            17.   COSTS AND EXPENSES.  Without  limiting any  obligations of the
Pledgor hereunder, the Pledgor, jointly and severally, agree to pay all reasonable fees and costs incurred by Kesselbrenner in enforcing its rights hereunder, including, without limitation, reasonable attorneys' fees and expenses, whether or not involving litigation and/or appellate or bankruptcy proceedings.

            18. NO INCONSISTENT AGREEMENTS. None of the parties hereto will hereafter enter into any agreement which is inconsistent with the rights granted to the parties in this Agreement.

            19. THIRD PARTIES. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the parties to this Agreement and their respective permitted successor and assigns, any rights or remedies under or by reason of this Agreement.

            20. WAIVER OF JURY TRIAL. AS A MATERIAL INDUCEMENT FOR KESSELBRENNER TO LOAN TO THE COMPANY THE MONIES UNDER THE PROMISSORY NOTE AND TO ACCEPT THIS PLEDGE AGREEMENT, THE PLEDGOR HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

            21. ENTIRE AGREEMENT. This Agreement (including the recitals and exhibits hereto), and the Promissory Note of even date among the parties hereto, set forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have caused this Pledge Agreement to be duly executed as of the day and year first above written.


                                           NEOMEDIA TECHNOLOGIES INC.

                                           By: /s/ Charles T. Jensen
                                               ---------------------
                                           Name:    Charles T. Jensen
                                                   ------------------
                                           Its: President & COO
                                                --------------------------

                                           MICAHEL KESSELBRENNER

                                           By: /s/ Michael Kesselbrenner
                                               ---------------------------------

                                    EXHIBIT A
                                    ---------

                          DESCRIPTION OF PLEDGED SHARES


                             SHARES PLEDGED PLEDGOR



Name of Pledgor on Certificate   Certificate Number         Number of Shares
------------------------------  --------------------  --------------------------
   Michael Kesselbrenner                                        53,620,023